                                                                  Exhibit 10(w)

                                   LESCO, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT



This Nonqualified Stock Option Agreement (the "Agreement") is made by LESCO, Inc., an Ohio Corporation (the "Company"), and _______________ (the "Optionee"), this ______ day of ________________, _______.

                                    RECITALS

1. The Company believes it is desirable to grant to certain employees options to purchase the Company's common shares, without par value (individually a "Share" and collectively the "Shares"), in accordance with the terms and conditions of this Agreement.

2. On ____________, _________ (the "Grant Date"), the Committee (as hereafter defined) determined that it is advantageous and in the interests of the Company to grant the option provided for herein to the Optionee as an inducement to him or her to become employed by the Company or a subsidiary of the Company as a part of his agreement to become employed by the Company, and to promote the best interests of the Company, its subsidiaries and stockholders.

     NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option. Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Optionee the option to purchase __________ Shares (the "Option") at a price of ___________________ ($_________) per share (the "Option Price").
The Option is subject to all the terms, conditions, and limitations as provided by the Committee and set forth in this Agreement.

2. Term of Option. The Option and any part thereof must be exercised within ten
(10) years of the date hereof (the "Term"), unless terminated prior to that date by the provisions of this Agreement.

3. The Committee. The Committee means the Compensation, Governance and Nominating Committee of the Board of Directors of the Company (the "Board") (or any successor committee with responsibility for executive compensation). The Committee has conclusive authority to interpret and construe, as well as prescribe, all provisions of this Agreement, and make all other determinations deemed necessary or advisable for the administration of this Agreement, and has such other authority as the Board may from time to time deem necessary or desirable.



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                                                                  Exhibit 10(w)

4.  Exercise of Option.

         A. Schedule of Right to Exercise Option. The Optionee may not exercise the Option in whole or in part prior to _______________, except in the case of a Change in Control of the Company (as hereafter defined) in which case the Option shall become exercisable in its entirety upon the occurrence of such Change in Control. The Option shall vest on _________, _________. The Optionee may exercise the Option granted hereby, to the extent vested, in whole or in part, in accordance with the terms and conditions of this Agreement at any time for a period of ten (10) years from the date hereof as to all Shares subject to the Option.

         B. Method of Exercise. The option may be exercised, in whole or in part, by the Optionee delivering a written notice in person or by certified mail to the Company at 1301 East 9th Street, Suite 1300, Cleveland, OH 44114-1849, Attention: _________________, Secretary. Such notice shall:

                  (i) State (a) the election to exercise all or part of the Option granted hereunder; (b) the number of Shares with respect to which such Option is being exercised; (c) the Optionee's address and Social Security Number;

                  (ii) Contain such representations and agreements as to the holder's investment intent with respect to such Shares of stock as may be satisfactory to the Committee and its counsel;

                  (iii) Be signed by the person or persons entitled to exercise the Option. If the Option is being exercised by any person or persons other than the Optionee, the notice shall be accomplished by proof, satisfactory to the Committee and its counsel, of the right of such person or persons to exercise the Option; and

                  (iv) Comply with such other reasonable requirements as the Committee may establish.

         C. Payment. Full payment of the aggregate Option Price for the Shares to be acquired upon exercise of the Option shall accompany the notice of exercise. Payment shall be (i) in cash in an amount equal to the aggregate Option Price, (ii) that amount of Shares of the Company so that the fair market value of the Shares equals the aggregate Option Price, or (iii) a combination of cash and Shares such that Shares and the amount of cash equals the aggregate Option Price. All payments of cash shall be by certified or bank check. After receipt of full payment of the aggregate Option Price with respect to that portion of the Option being exercised, a certificate representing the Shares acquired upon such exercise shall be registered in the name of the person or persons exercising the Option and shall be delivered by the Company as soon as practicable; provided, however, that the Company may, if it deems advisable, postpone delivery of such certificate in order to comply with the prospectus delivery requirements or other requirements of the Securities Act of 1933 or any state securities law. A



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                                                                  Exhibit 10(w)

         partial exercise of the Option granted hereunder does not waive an Optionee's right to a later exercise of such Option as to remaining Shares pursuant to the terms hereof.



         D. Limitations. Notwithstanding anything to the contrary in this
         Agreement:

                  (i) Continuous Employment or Service. The Optionee, if an employee of the Company or a subsidiary or a director of the Company at the date hereof, may exercise the Option only if, at all times during the period beginning on the date hereof and ending on the day three months prior to the date of exercise of the Option, he is or was an employee of the Company or any of its subsidiaries; provided, however, if the termination of the Optionee's employment by the Company or the Optionee's status as a director of the Company is caused by the Optionee's death or disability, then the Optionee or his legal representative may exercise the Option as provided herein. In the case of disability of the Optionee (within the meaning of Section 150(d)(4) of the Code) the three-month period set forth in the preceding sentence will be extended to one year. If Optionee were to die, and at the time of death Optionee was entitled to exercise the Option, such Option may be exercised within twelve months after the death of Optionee (but not later than the end of the Term of the Option) by Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance. In any event, the Option may be exercised only as to the number of Shares for which it could have been exercised on the date the employee or former employee ceased employment. The Committee may, in its sole discretion, accelerate the time in which the Option may be exercised as set forth in Section 4A hereof.

                  (ii) Purchase of Option Following Death. Following the death of Optionee, who at the time of death was entitled to exercise the Option, the Company may, at its election, upon the request of the holder of the Option (the estate or legal representative or heir of the deceased Optionee, as the case may be), at any time prior to its exercise or termination, purchase the Option at an aggregate price equal to the excess of the Fair Market Value on the date of such request, over the Option Price, multiplied by the number of Shares as to which the Option was then subject to exercise.

                  (iii) Compliance with Securities Laws. The Option shall not be exercisable unless the Shares subject to the Option are exempt from registration or are the subject of a currently effective registration statement under all applicable Federal and State securities laws and are not subject to any effective stop order. At the discretion of the Committee, the Option shall not be exercisable by the Optionee unless the Company shall have received a reasonable opinion from its counsel to the effect that the issuance of Shares upon such exercise would not violate Federal


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                                                                  Exhibit 10(w)


                  or State securities laws. As a condition to his exercise of the Option, the Optionee may be required by the Company to make representations and warranties to the Company as may be required by any applicable securities law or regulation as to his investment intention and the transfer of the Shares. If, notwithstanding any other provisions of this Agreement, in the reasonable opinion of counsel for the Company issuance of Stock upon exercise of the Option would subject the Company or any director or officer of the Company to civil or criminal liability under Federal or State securities laws or under any other applicable rules or regulations, including, without limitation, rules and regulations of the Securities and Exchange Commission or any state securities regulatory or administrative body or subject the Company to delisting or any other sanction under any applicable listing agreement, rule or regulation of any securities exchange, the Company shall not be required to issue or deliver any certificate or certificates for the Shares hereunder until (a) the Company has taken all steps as may, in the reasonable opinion of counsel for the Company, be required by all applicable Federal and State laws, rules and regulations and listing requirements of any exchange in connection with the issuance or sale of the Shares and listing of such Shares on each securities exchange, if any, on which outstanding Shares of the same class may then be listed; and (b) such Shares have been listed (or authorized for listing upon official notice of issuance) on each securities exchange, if any, on which outstanding Shares of the same class may then be listed. The Company shall use its best efforts to take such steps.

                  (iv) Evidence of Ownership. In the case of the exercise of the Option, the Committee may require reasonable evidence as to the ownership of the Option and may require such consents and releases of taxing authorities as the Committee may deem advisable.

                  (v) Withholdings. The Company is authorized to withhold from any payments under this Agreement all withholding taxes due in respect of such payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         E. Change in Control. The Option will become exercisable with respect to 100% of the Shares upon the occurrence of any Change in Control of the Company. For all purposes of the Agreement, a "Change in Control" will have occurred if any of the following events occurs:

                  (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and immediately after such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities of the Company entitled to vote generally in the election of directors of the


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                                                                  Exhibit 10(w)

                  Company (the "Voting Stock") of the Company immediately prior to such transaction;

                  (ii) The Company sells all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

                  (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14 (d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13(d)(3) or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Stock;

                  (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                  (v) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the members of the Board cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this Section, each member of the Board who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the members of the Board or a committee thereof then still in office who were members of the Board at the beginning of any such period will be deemed to have been a member of the Board at the beginning of such period.

            Notwithstanding the foregoing provisions of Section (iii) or (iv) hereof, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" will not be deemed to have occurred for purposes of the Agreement solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (iii) any employee stock ownership plan or any other employee benefit plan sponsored by the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report of item therein) under the Exchange Act, disclosing beneficial ownership by it of Shares, whether in excess of 20% or otherwise, or because the Company reports that a Change in

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                                                                  Exhibit 10(w)

         Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

5. Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or the laws of descent and distribution and (other than in the event of the Optionee's death or incapacity) may be exercised only by the Optionee. The terms of the Option granted hereunder shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

6. Optionee Is Not a Shareholder. The Optionee shall not have any rights to dividends or any other rights of a shareholder with respect to any Shares subject to the Option until such Shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company and delivery of certificates representing such Shares to him, except as provided in Section 7B hereof).

7. Representations and Warranties of the Optionee. Optionee represents, warrants, and acknowledges as follows:

         A. The Company has not made and is not making any representation or warranty, either express or implied, concerning the Shares or any matter or thing relating to or affecting the Company or any of its affiliates except as specifically set forth in this Agreement and in any documents delivered to the Optionee pursuant to the requirements of Federal and/or State securities laws; and

         B. Optionee understands that sales or other dispositions of any Shares which are made in reliance upon Rule 144 under the Securities Act of 1933 will be subject to certain restrictions including holding periods and a limitation on the amount of Shares sold in accordance with the terms and conditions of such Rule 144.

8. Adjustment Provisions.

          A. If prior to the expiration of the Option, there shall be any reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of the Shares, a stock split, stock dividend, rights offering or other event affecting the Shares, other than the sale of additional Shares, the Shares subject to the Option and the Option Price shall be equitably adjusted by the Committee, in accordance with any applicable rules and regulations of the Commissioner of Internal Revenue or other regulatory body, as the Committee deems appropriate to reflect such change; provided, however, that the number of Shares will always be a whole number, and the purchase price per Share of the Option outstanding will, in the case of an increase in the number of Shares, be proportionately increased.

         B. If the Company grants to the holders of its Shares rights to subscribe for additional Shares or other securities, such rights shall not apply to the Shares subject to the Option except to the extent that written notice by the Optionee exercising the Option has been delivered to the Company on or before the date




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                                                                  Exhibit 10(w)


         fixed for determining the shareholders entitled to receive such rights. The date of exercise of the Option shall be deemed to be the date notice of exercise is received by the Company.

         C. No adjustment provided for in this Section 8 shall require the sale or issuance of a fractional share.

9. General Provisions.

         A. All certificates for Shares delivered hereunder will be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         B. Nothing in this Agreement will interfere with or limit in any way the right of the Company or any subsidiary of the Company to terminate Optionee's employment at any time, nor does this Agreement confer upon Optionee any right to continued employment with the Company or any subsidiary of the Company.

         C. This Agreement will be applied and construed in accordance with and governed by the laws of the State of Ohio, excluding its conflict of laws rules.




















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                                                                  Exhibit 10(w)


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                        Date of Grant:
                                        -------------   -------------, -------

                                        LESCO, Inc.



                                        By
                                             ------------------------------
                                             Jeffrey L. Rutherford
                                             President and
                                             Chief Executive Officer

You received two originals of this stock option agreement. Please sign both. You must return a signed original to the Human Resources Department by [30 DAYS] to indicate your acceptance of the award. You may retain the other original for your records. You will not be deemed to have become a Participant, or to have any rights with respect to the Award, until and unless you have executed and returned this Stock Option Agreement and otherwise complied with the applicable terms and conditions of the Plan.


Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations by the Committee of any questions arising under this Agreement.


DATED:
        -----------------                   ---------------------------------
                                                                 (Optionee)
                                            ---------------------



















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